                                                                 EXhibit 10.5(b)

                             AMENDMENT NO. 1 TO THE
                       OWNERSHIP AND OPERATION AGREEMENT

      This Amendment No. 1, dated as of October 11, 1991, is made to that certain Ownership and Operation Agreement entered into as of May 6, 1981, ("Ownership Agreement") by THE MONTANA POWER COMPANY, FIRST TRUST COMPANY OF MONTANA, PUGET SOUND POWER AND LIGHT COMPANY, PUGET COLSTRIP CONSTRUCTION COMPANY, THE WASHINGTON WATER POWER COMPANY, PORTLAND GENERAL ELECTRIC COMPANY, and PACIFIC POWER & LIGHT COMPANY.

      1. All terms defined in the Ownership Agreement shall have the same meanings when used in this Amendment No. 1.

      2. The Ownership Agreement is hereby amended, effective as of May 6, 1981, as follows:

            (a) The first paragraph of Page 1 of the Ownership Agreement is deleted and the following paragraph is inserted in lieu thereof:

            "This Agreement is made as of the 6th day of May, 1981, by and between the following parties: THE MONTANA POWER COMPANY, a Montana corporation ("Montana"); PUGET SOUND POWER & LIGHT COMPANY, a Washington corporation ("Puget"); THE WASHINGTON WATER POWER COMPANY, a Washington corporation ("Water Power"); PORTLAND GENERAL ELECTRIC COMPANY, an Oregon corporation ("Portland"); and PACIFIC POWER & LIGHT COMPANY, now PACIFICORP, a Maine corporation ("Pacific"):"

            (b) The third paragraph of Page 1 of the Ownership Agreement is deleted and the following paragraph is inserted in lieu thereof:

            "WHEREAS, Montana has duly revoked and terminated its grantor trust with First Trust Company of Montana as Trustee, and Puget's wholly-owned subsidiary, Puget Colstrip Construction Company, has been merged into Puget."

            (c) Subsection 1(c) is deleted and the following Subsection is inserted in lieu thereof:

            "(c) "Coal Supplier" shall mean WESTERN ENERGY COMPANY, a Montana corporation, or its successor under the Coal Supply Agreement."

            (d) Subsection 1(1) is deleted and the following Subsection is inserted in lieu thereof:

            "(1) "Owners" means Montana, Puget, Water Power, Portland, and Pacific and shall include their successors and assigns of an ownership interest in the Project or any part thereof."

            (e) Subsection 1(o) is deleted and the following Subsection is inserted in lieu thereof:

            "(o) "Project Agreements" means this Agreement together with the following agreements as entered into relating to Colstrip Units #3 and #4:

                  (i) Coal Supply Agreement (including Amendments), Colstrip Units #3 and #4 Steam Electric Generating Project, between Owners and Western Energy Company (the "Coal Supply Agreement");

                  (ii) Colstrip Project Transmission Agreement (the "Transmission Agreement");

                  (iii) Common Facilities Agreement;

                  (iv)  Coal Transportation Agreement.

            (f) Subsection 2(a) is deleted and the following Subsection is inserted in lieu thereof:

            "(a) The Project and each part thereof shall be owned by the Owners as tenants in common, with each Owner's respective undivided interest initially being in the following percentage:

                        Montana           30%
                        Puget             25%
                        Portland          20%
                        Water Power       15%
                        Pacific           10%"

            (g) The first sentence of Subsection 12(a) is deleted and the following sentence is inserted in lieu thereof:

            "Each Project User agrees to order an amount of coal sufficient to generate the minimum energy required by Section 13(d) of this Agreement and to timely provide the Operator with its coal delivery schedules to be furnished to the Coal Supplier under Section 3 of the Coal Supply Agreement."

            (h) The first sentence of Subsection 12(f) is deleted and the following sentence is inserted in lieu thereof:

            "(f) Operator shall, pursuant to the procedures established by the Committee, prepare a "Distribution Notice" to be provided to the Coal Supplier pursuant to subsection 7.2 of the Coal Supply Agreement."

            (i) Subsection 12(h) is deleted and the following Subsection is inserted in lieu thereof:

            "(h) Annually the Operator shall compute price adjustments for Btu content of coal pursuant to Section 8 of the Coal Supply Agreement and furnish notification thereof to each Project User and to Coal Supplier."

            (j) Subsection 12(i) is deleted and the following Subsection is inserted in lieu thereof:

            "(i) Each Project User shall pay before delinquency its Project Share of the Fixed Charge payable under Section 7 of the Coal Supply Agreement. Each Project User shall pay before delinquency the Commodity Charge payable under Section 7 of the Coal Supply Agreement for coal ordered by such Project User. Any additional payments to or credits from the Coal Supplier (e.g., under subsection 7.5, 7.8 or 8.3 of the Coal Supply Agreement) shall be equitably allocated among the Project Users taking into account all pertinent factors. Such factors may include, but are not necessarily limited to, the amounts of coal ordered by each Project User, the amounts of coal delivered under subsection 4.1 of the Coal Supply Agreement for use in a generating plant other than the Project, the amount by which each Project User's orders for coal exceed or are less than such Project User's Project Share of the minimum annual tonnage under subsection 7.8 of the Coal Supply Agreement, any release under subsection 7.8(d) of a Project User's contracted minimum tonnage of coal, sales of coal to third parties and force majeure under Section 10 of the Coal Supply Agreement."

            (k) The second sentence of Subsection 17(a) is deleted and the following sentence is inserted in lieu thereof:

            "The Committee shall be composed of five (5) members."

            (l) Section 33 is deleted.

            (m) The title to Section 34 is deleted and the following title is inserted in lieu thereof:

            "33. Miscellaneous"

            (n) Exhibit A attached to this Amendment No. 1 is substituted for Exhibit A referenced in Subsection 1(n).

            (o) The Table of Contents, signature pages, and acknowledgment pages of the Ownership Agreement are amended to reflect the insertions, deletions and revisions accomplished in this Amendment No. 1.

      3. The Ownership Agreement, as amended by this Amendment No. 1, remains in full force and effect.

      IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 in several counterparts.


                                        THE MONTANA POWER COMPANY

                                        By  /s/ Robert J. Labrie
                                            ------------------------------------
                                        Its Executive Vice President
                                            ------------------------------------

                                                 [ILLEGIBLE INITIALS AND DATES]

Attest:

/s/ John Carl
----------------------------------
Secretary


                                        PUGET SOUND POWER & LIGHT COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary

            (l) Section 33 is deleted.

            (m) The title to Section 34 is deleted and the following title is inserted in lieu thereof:

            "33. Miscellaneous"

            (n) Exhibit A attached to this Amendment No. 1 is substituted for Exhibit A referenced in Subsection 1(n).

            (o) The Table of Contents, signature pages, and acknowledgment pages of the Ownership Agreement are amended to reflect the insertions, deletions and revisions accomplished in this Amendment No. 1.

      3. The Ownership Agreement, as amended by this Amendment No. 1, remains in full force and effect.

      IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 in several counterparts.


                                        THE MONTANA POWER COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary


                                        PUGET SOUND POWER & LIGHT COMPANY

                                        By  /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Its Vice President
                                            ------------------------------------

Attest:

/s/ D. Watson
----------------------------------
Secretary

                                        THE WASHINGTON WATER POWER COMPANY

                                        By  /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Its VICE PRESIDENT POWER SUPPLY
                                            ------------------------------------

Attest:

/s/ [ILLEGIBLE]
----------------------------------
Secretary


                                        PORTLAND GENERAL ELECTRIC COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER & LIGHT COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary

                                        THE WASHINGTON WATER POWER COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary


                                        PORTLAND GENERAL ELECTRIC COMPANY

                                        By  /s/ Peggy Y. Fowler
                                            ------------------------------------
                                        Its Vice President
                                            ------------------------------------

Attest:

/s/ Anne M. Wilmot
----------------------------------
Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER & LIGHT COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary

                                        THE WASHINGTON WATER POWER COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary


                                        PORTLAND GENERAL ELECTRIC COMPANY

                                        By
                                            ------------------------------------
                                        Its
                                            ------------------------------------

Attest:

----------------------------------
Secretary


                                        PACIFICORP, doing business as
                                        PACIFIC POWER & LIGHT COMPANY

                                        By  /s/ Robert M. Smith
                                            ------------------------------------
                                        Its Sr. Vice President
                                            ------------------------------------

Attest:

/s/ Sally A. Nofziger
----------------------------------
Secretary

STATE OF MONTANA              )
                              )     ss.
COUNTY OF BUTTE-SILVER BOW    )

      On this 17th day of December, 1986, before me, the undersigned, a Notary Public in and for the State of Montana, personally appeared Robert J. Labrie, known to me to be the Executive Vice President of THE MONTANA POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              /s/ Helen M. Terpin
                                              ----------------------------------
                                              Notary Public in and for the State
                                                      of Montana
                                              Residing at Butte, Montana
                                              My Commission expires May 3, 1987

STATE OF WASHINGTON     )
                        )     ss.
COUNTY OF KING          )

      On this _______ day of ______________, 198_, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared _________________________, known to me to be the __________________________ of
PUGET SOUND POWER & LIGHT COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                          --------------------------------------
                                          Notary Public in and for the State
                                                of Washington
                                          Residing at __________________________
                                          My Commission expires _______________

STATE OF MONTANA              )
                              )     ss.
COUNTY OF BUTTE-SILVER BOW    )

      On this _____ day of _____________, 198_, before me, the undersigned, a Notary Public in and for the State of Montana, personally appeared ____________________________, known to me to be the _______ of THE MONTANA POWER
COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                            ------------------------------------
                                            Notary Public in and for the State
                                                of Montana
                                            Residing at Butte, Montana
                                            My Commission expires ______________

STATE OF WASHINGTON     )
                        )     ss.
COUNTY OF KING          )

      On this 14th day of September 1987, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared R. G. [ILLEGIBLE], known to me to be the Vice President Power Systems of PUGET POWER & LIGHT COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              /s/ Jane K. Stordahl
                                              ----------------------------------
                                              Notary Public in and for the State
                                                      of Washington
                                              Residing at Redmond, Washington
                                              My Commission expires 3/1/89

STATE OF WASHINGTON     )
                        )     ss.
COUNTY OF SPOKANE       )

      On this 6th day of January, 1987, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared W. L. Bryan, known to me to be the Vice President of THE WASHINGTON POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Notary Public in and for the State
                                                of Washington
                                            Residing at Spokane, WA
                                            My Commission expires 11/17/88

STATE OF OREGON         )
                        )     ss.
COUNTY OF MULTNOMAH     )

      On this ____ day of ____________, 198_, before me, the undersigned, a Notary Public in and for the State of Oregon, personally appeared
_________________________, known to me to be the _____________________ of
PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              ----------------------------------
                                              Notary Public in and for the State
                                                   of Oregon
                                              Residing at ______________________
                                              My Commission expires ____________

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF SPOKANE       )

      On this ______ day of ____________, 198_, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared _______________________, known to me to be the _______________________ of THE
WASHINGTON WATER POWER COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              ----------------------------------
                                              Notary Public in and for the State
                                                      of Washington
                                              Residing at ______________________
                                              My Commission expires ____________

STATE OF OREGON         )
                        )     ss.
COUNTY OF MULTNOMAH     )

      On this 11th day of October, 1991, before me, the undersigned, a Notary Public in and for the State of Oregon, personally appeared Peggy Y. Fow1er known to me to be the Vice President of PORTLAND GENERAL ELECTRIC COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              /s/ William A. [ILLEGIBLE]
                                              ----------------------------------
                                              Notary Public in and for the State
                                                      of Oregon
                                              Residing at Portland _____________
                                              My Commission expires 3/14/92

STATE OF OREGON         )
                        )     ss.
COUNTY OF MULTNOMAH     )

      On this 9th day of February, 1987, before me, the undersigned, a Notary Public in and for the State of Oregon, personally appeared Robert M. Smith, known to me to be the Sr. Vice President of PACIFIC POWER & LIGHT COMPANY and acknowledged to me that he executed the within instrument on behalf of that corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal the day and year in this certificate first above written.


                                              /s/ Hilda V. Hambach
                                              ----------------------------------
                                              Notary Public in and for the State
                                                      of Oregon
                                              Residing at Portland, Oregon
                                              My Commission expires 9-28-90

                                                         Page 1 of 2
                                                         Exhibit A
                                                         Colstrip Units #3 & 4#
                                                         Ownership and Operation
                                                               Agreement
                                                         Revised: 8/29/84

                                  REAL ESTATE
                     (As Depicted for Illustrative Purposes
                              on the Attached Map)

Parcel No. 2      (Real property on which Cooling Towers for Units 3 & 4 are located)

            A tract of land situated in the E1/2NE1/4 of Section 34 and the W1/2NW1/4 of Section 35, T2N, R41E, P.M.M. and being depicted on Certificate of Survey No. 34153 as Parcel "2". Containing in all
            26.694 acres.

Parcel No. 3      (Real Property on which a Portion of the Coal Storage and Ash
                  Holding Area is located)

            A tract of land situated in the E1/2SE1/4 of Section 34 and the SW1/4 of Section 35, T2N, R41E, P.M.M. and being depicted on Certificate of Survey No. 34152 as Parcel "3". Containing in all
            85.705 acres.

Parcel No. 4      (Real property on which Project 3 & 4 Generation Units are located)

            A tract of land situated in the NE1/2 and the SE1/4 of Section 34, T2N, R41E, P.M.M. and being depicted on Certificate of Survey No. 29931 Amended as Parcel 4 and filed under Document #37265. Containing in all 20.809 acres.

All of the above documents are filed with the Clerk and Recorder of Rosebud County, Montana.

                                 [MAP OMITTED]